As filed with the Securities and Exchange Commission on December 23, 2013
1933 Act Registration No. 333-188891
1940 Act Registration No. 811-08579
CIK No. 0001051932

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 83

Lincoln Life Flexible Premium Variable Life Account R

(Exact Name of Registrant)

Lincoln SVULONE 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Exact Name of Depositor)

1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (260) 455-2000

Adam Ciongli
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)

Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103

Approximate Date of Proposed Public Offering: Continuous

Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to

Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending

December 31, 2012 was filed March 25, 2013.

It is proposed that this filing will become effective:
/X/ immediately upon filing pursuant to paragraph (b)
/ / on August 12, 2013 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Supplement Dated December 23, 2013
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVULONE 2013

This supplement makes a change to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

Changes to “YOUR INSURANCE POLICY” section of the prospectus:

The No-Lapse Enhancement Rider description in the “Riders” section is deleted and replaced in its entirety with the following:

No-Lapse Enhancement Rider:  We will automatically issue this rider with your Policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your Policy would otherwise lapse. Please note that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make. These are described in the “Allocation Requirements” section below.

The rider’s benefit: The rider consists of the No-Lapse Value provision (the “No-Lapse Value Provision”) and the Reset Account Value provision (the “Reset Account Value Provision”). Under this rider, if the Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The “No-Lapse Value” and “Reset Account Value” are reference values only and are determined as described below using Reference Rates and fees unique to each provision. These Reference Rates and fees are fixed at issue for the life of the Policy and are different from the rates and fees we use to calculate the Accumulation Value of the Policy.

How long the protection lasts: The duration of lapse protection provided by this rider will be determined monthly by projecting the first Monthly Anniversary Day on which future deductions for rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. The duration will vary based on the amount and timing of Net Premium Payments that are paid, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection. Also, the duration of lapse protection provided by this rider may be reduced if:

a. Premiums or other deposits are not received on or before their due date;

b. any Indebtedness exists; or

c. you initiate any policy change that decreases the No-Lapse Value or Reset Account Value; in addition to Partial Surrenders, these include but are not limited to changes in Specified Amount and changes in the Death Benefit Option you have selected.

You may obtain information about your Policy’s current duration of lapse protection by requesting a personalized policy illustration from your financial advisor.

Impact on Death Benefit Proceeds: If the Net Accumulation Value is sufficient to cover current Monthly Deductions and any accumulated but not deducted Monthly Deductions, (see “What happens when the rider’s benefits go into effect”, below), the death benefit payable will be determined using the Death Benefit Proceeds defined under the Policy. See section headed “Death Benefits” for more information. If the Net Accumulation Value is insufficient to cover current Monthly Deductions and any accumulated but not deducted Monthly Deductions, this rider’s No-Lapse Value and Reset Account Value will be referenced to determine whether either provision will prevent your Policy from lapsing.

Each provision triggers a different death benefit, which are different from the Death Benefit Proceeds otherwise applicable under the Policy. If the requirements of only one of these provisions are met, the Death Benefit Proceeds payable will be calculated under that provision. If the requirements of both of these provisions are met, the Death Benefit Proceeds payable will be the greater of the Death Benefit Proceeds calculated under each provision.

If the second insured dies while the No-Lapse Provision is maintaining the Policy In Force, the Death Benefit Proceeds will be equal to the Guaranteed Minimum Death Benefit (“GMDB”) described below less any Indebtedness and Partial Surrenders (i.e. withdrawals) plus any Death Benefit Proceeds payable under any other rider(s), if applicable. The GMDB is equal to the Policy’s Initial Specified Amount shown in the Policy Specifications. If the current Specified Amount is decreased below the Initial Specified Amount, the GMDB will automatically be decreased to an amount equal to the reduced Specified Amount. The GMDB decrease will become effective on the same date as the decrease in current Specified Amount. You cannot request an increase in the GMDB.

If the second insured dies while the Reset Account Value Provision is maintaining the Policy in force, the Death Benefit Proceeds will be equal to the greater of:

a. the Reset Death Benefit described below, less any Indebtedness and Partial Surrenders (i.e. withdrawals) plus any Death Benefit Proceeds payable under any rider(s), if applicable, or

b. an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and Partial Surrenders (i.e. withdrawals) plus any Death Benefit Proceeds payable under any rider(s), if applicable.

The Reset Death Benefit on the Policy Date equals the Initial Specified Amount shown in the Policy Specifications. If the current Specified Amount is decreased below the Reset Death Benefit, the Reset Death Benefit will automatically be decreased to an amount equal to the new reduced Specified Amount. The Reset Death Benefit decrease will become effective on the same date as the decrease in current Specified Amount.

What happens when the rider’s benefits go into effect: During any time that this rider is preventing the Policy from Lapse, the following will occur as applicable:

a. Monthly Deductions will continue to be accumulated, but will not be deducted. The Net Accumulation Value will not be less than zero. Cost of Insurance rates will not be charged on an amount greater than the death benefit at the beginning of the Policy Month. Any Death Benefit Proceeds payable will not be reduced by the accumulated unpaid Monthly Deductions.

b. Loan interest will continue to accrue and will be added to the total amount of Indebtedness.

At such time that this rider is no longer preventing Lapse, or upon termination of the No-Lapse Enhancement Rider, whichever occurs first, any accumulated unpaid Monthly Deductions will need to be repaid in addition to the amount described in the Grace Period provision in order to keep the Policy In Force.

Impact on the Policy’s Grace Period: The Grace Period provision of the Policy will begin on the Monthly Anniversary Day on which the No-Lapse Value, less Indebtedness, and the Reset Account Value, less Indebtedness, are less than or equal to zero and the Policy has met the conditions for entering the Grace Period as described in the Policy’s Grace Period provision. You will be notified of the pending Lapse as provided under that provision.

Allocation Requirements: While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make. If you do not comply with these allocation requirements, the rider will terminate. If the rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions.

Automatic Rebalancing will be in effect when the Policy is issued and you must maintain Automatic Rebalancing in order to keep this rider in effect. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. (Refer to the section headed “Optional Sub-Account Allocation Programs” for more information about Automatic Rebalancing.)

We reserve the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy Accumulation Value in order to keep the rider in effect. While we currently do not restrict your allocation rights, if such a restriction is imposed, your Policy will include a listing of the Sub-Accounts (as of the Policy Date) to which allocations are being restricted. The decision to impose this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then the Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place after your Policy Date, you will be notified in writing and advised if it is necessary to reallocate the Policy Accumulation Value or subsequent Premium Payments among the Sub-Accounts which are not subject to the restriction. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or by telephone, if you have previously authorized telephone transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, the rider will terminate.

How we determine the No-Lapse Value: The No-Lapse Value is a reference value only (and it may become less than zero). It is not used in determining the Accumulation Value or death benefit provided by the Policy. On each Monthly Anniversary Day, the No-Lapse Value will be calculated as (1), plus (2), minus (3), plus (4), minus (5), minus (6) where:

1. is the No-Lapse Value on the preceding Monthly Anniversary Day;

2. is all Premiums received since the preceding Monthly Anniversary Day and is either increased by the No-Lapse Value Premium Credit or decreased by the No-Lapse Value Premium Load based on Policy Years as shown in the Policy Specifications;

3. is the amount of any Partial Surrenders (i.e. withdrawals) since the preceding Monthly Anniversary Day;

4. is accumulated No-Lapse Value Credited Interest described below;

5. is the No-Lapse Monthly Deduction described below for the month following the Monthly Anniversary Day; and

6. is the surrender charge, if any, as determined from the Table of Surrender Charges shown in the Policy Specifications for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than a Monthly Anniversary Day, the No-Lapse Value will be (1), plus (2), less (3), plus (4).

The No-Lapse Value on the Policy Date will be the initial Premium received, plus the No-Lapse Value Premium Credit, less the No-Lapse Monthly Deduction for the first Policy Month.

We will credit No-Lapse Value Credited Interest to the No-Lapse Value daily. The interest rate applied to loaned and unloaned funds is shown in the Policy Specifications.

The No-Lapse Value Monthly Deduction for a Policy Month will be calculated as (1) plus (2) where:

1. is the No-Lapse Value Cost of Insurance as described below, plus the cost of any additional benefits provided by rider for the Policy Month; and

2. is the No-Lapse Monthly Administrative Fee shown in the Policy Specifications.

The No-Lapse Value Cost of Insurance under this rider is determined on a monthly basis. Such cost will be the result of (1) minus (2), multiplied by (3), and divided by 1,000, where:

1. is the No-Lapse Death Benefit Value described below at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown in the Policy Specifications;

2. is the No-Lapse Value at the beginning of the Policy Month after the deduction of the No-Lapse Monthly Administrative Fee but prior to the deduction for the monthly No-Lapse Cost of Insurance, or zero if the No-Lapse Value is less than zero, and

3. is the applicable No-Lapse Factor described in the Policy Specifications. The No-Lapse Factor may be modified by the Table of Funding Level Threshold Percentages and resulting reduction factor, if applicable, as described in the Policy Specifications.

The No-Lapse Death Benefit Value is calculated in the same manner as the death benefit described in the Policy’s Death Benefit Proceeds provision and Death Benefit Options provision, using the No-Lapse Value in lieu of the Accumulation Value. While the No-Lapse Death Benefit Value is used to determine the monthly No-Lapse Value Cost of Insurance; it is not used to determine the death benefit provided by the Policy or the rider.

The Funding Level, mentioned above, is measured by dividing the No-Lapse Value on the Monthly Anniversary Day by the current Specified Amount. The Funding Level is used in the Table of Funding Level Threshold Percentages shown in the Policy Specifications to determine if the No-Lapse Factor will be modified by a reduction factor. The No-Lapse Factor is used to calculate the No-Lapse Cost of Insurance.

How we determine the Reset Account Value: The Reset Account Value is a reference value (which may become less than zero) and is not used in determining the Accumulation Value or death benefit provided by the Policy. On each Monthly Anniversary Day, the Reset Account Value will be calculated as (1), plus (2), minus (3), plus (4), minus (5), minus (6) where:

1. is the Reset Account Value on the preceding Monthly Anniversary Day;

2. is all Premiums received since the preceding Monthly Anniversary Day, less the Reset Account Value Premium Load shown in the Policy Specifications;

3. is the amount of any Partial Surrenders (i.e. withdrawals) since the preceding Monthly Anniversary Day;

4. is accumulated Reset Account Value Credited Interest, as described below;

5. is the Reset Account Value Monthly Deduction described below for the month following the Monthly Anniversary Day; and

6. is the surrender charge, if any, as determined from the Table of Surrender Charges shown in the Policy Specifications for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than a Monthly Anniversary Day, the Reset Account Value will be (1), plus (2), less (3), plus (4).

The Reset Account Value on the Policy Date will be the initial Premium received, less the Reset Account Premium Load, less the Reset Account Monthly Deduction for the first Policy Month.

On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on that Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be reset to equal the Accumulation Value.

We will credit Reset Account Value Credited Interest to the Reset Account Value daily. The interest rate applied to loaned and unloaned funds is shown in the Policy Specifications.

The Reset Account Monthly Deduction for a Policy Month will be calculated as (1) plus (2), where:

1. is the Reset Account Value Cost of Insurance as described below, plus the cost of any additional benefits provided by rider for the Policy Month; and

2. is the Reset Account Monthly Administrative Fee shown in the Policy Specifications.

The Reset Account Value Cost of Insurance under this rider is determined on a monthly basis. Such cost will be the result of (1) minus (2), multiplied by (3), and divided by 1,000, where:

1. is the Reset Account Death Benefit Value at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown in the Policy Specifications;

2. is the Reset Account Value at the beginning of the Policy Month after the deduction of the Reset Account Monthly Administrative Fee but prior to the deduction for the monthly Reset Account Value Cost of Insurance, or zero if the Reset Account Value is less than zero, and

   3. is the Reset Account Factor as described in the Policy Specifications.

The Reset Account Death Benefit Value is calculated in the same manner as the death benefit described in the Policy’s Death Benefit Proceeds provision and Death Benefit Options provision, using the Reset Account Value in lieu of the Accumulation Value. The Reset Account Death Benefit Value is used only to determine the monthly Reset Account Value Cost of Insurance; it is not used to determine the death benefit provided by the Policy or this rider.

When will the rider terminate: The rider and all rights provided under it will terminate automatically on the first of the following to occur:

1. the younger insured reaches age 121;

2. the surrender or other termination of the Policy;

3. you request to terminate Automatic Rebalancing; or

4. An allocation restriction, described in the Allocation Requirements section above is imposed and you do not take corrective action within 61 days after the date of mailing of the notice of the imposition of such restriction.

(If this rider terminates due to item (1) above, coverage will continue as described in the Continuation of Coverage section of this prospectus, and the Death Benefit Proceeds available under this rider will continue to apply.) If the Policy terminates and is reinstated, the rider will likewise be reinstated unless the rider had terminated before the Policy terminated.

Part B – SAI and Financials

The Prospectus and Statement of Additional Information, including the consolidated financial statements of The Lincoln National Life Insurance Company and the financial statements of Lincoln Life Flexible Premium Variable Life Account R, as submitted with Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 filed on August 6, 2013 (File No. 333-188891), are incorporated herein by reference.

Part C

PART C - OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)

(b) Not applicable.

(c) (1) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and an Amendments(7)

(d) (1) Policy Form LN697(11)

(2) Enhanced Surrender Value Rider—Policy Form LR541(12)

(3) Supplemental Survivorship Term Insurance Rider (Estate Protection Rider)—Policy Form LR628 (6)

(4) No-Lapse Enhancement Rider—Policy Form LR627 (6)

(5) Premium Reserve Rider—Policy Form LR543(12)

(6) Overloan Protection Rider—LR540.(9)

(e) Application—Form LFF06399(12)

(f) (1) Articles of Incorporation of The National Lincoln Life Insurance Company.(4)

(2) Bylaws of The National Lincoln Life Insurance Company.(8)

(g) Form of Reinsurance Contracts.(10)

(h) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

(1) AllianceBernstein Variable Products Series Fund, Inc.(3)

(2) American Funds Insurance Series(13)

(3) BlackRock Variable Series Funds, Inc (14)

(4) Delaware VIP Trust(3)

(5) DWS Variable Series II (13)

(6) Fidelity Variable Insurance Products(3)

(7) Franklin Templeton Variable Insurance Products Trust(3)

(8) Lincoln Variable Insurance Products Trust(13)

(9) MFS Variable Insurance Trust(13)

(10) PIMCO Variable Insurance Trust(14)

(i) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)

(j) Not applicable.

(k) Opinion and Consent of John L. Reizian, Esquire

(l) Not Applicable.

(m) Not Applicable.

(n) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(o) Not applicable.

(p) Not applicable.

(q) Compliance Procedures(13).

(1) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.

(2) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-188891) filed on May 28, 2013.

(7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

(b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

(c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

(d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-145235) filed on August 8, 2007.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(13) Incorporated by reference to Poste-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

(14) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor

Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Charles C. Cornelio***	Executive Vice President, Chief Administrator Officer and Director

*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.)

Item 29. Indemnification

(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Elizabeth F. Conover***	Assistant Vice President, Interim Chief Financial Officer
Nancy A. Smith*	Secretary
Elizabeth M. O’Brien*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer, and Director

*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal Business address is 100 N. Greene Street, Greensboro, NC 27401

(c)  N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 1 to the Initial Registration Statement on Form N-6 (File No. 333-188891; 811-08579; 333-188891; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 17th day of December, 2013.

Lincoln Life Flexible Premium Variable Life Account  M
(Registrant)

/s/ Michael L. Parker
By _________________________________
Michael L. Parker
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

/s/ Michael L. Parker
By _________________________________
Michael L. Parker
Vice President

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 1 to the Initial Registration Statement on Form N-6 (File No. 333-188891; 811-08579; 333-188891; CIK: 0001051932) has been signed below on December 17, 2013, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature                                                                Title

/s/ Dennis R. Glass *
______________________________	President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
______________________________	Executive Vice President; Chief Administrative Officer
Charles C. Cornelio	and Director

/s/ Ellen G. Cooper *
______________________________	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *
______________________________	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *
______________________________	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
______________________________                                                                           Vice President and Director
Keith J. Ryan

            /s/ John L. Reizian
* By ________________________________________
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement